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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2004
                                                          ---------------


                           CAMCO FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                     0-25196                 51-0110823
----------------------------    ---------------------   -----------------------
(State or other jurisdiction    (Commission File No.)   (IRS Employer I.D. No.)
    of incorporation)


                 6901 Glenn Highway, Cambridge, Ohio      43725
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:        (740) 435-2020
                                                    ---------------------------

                                 Not Applicable
                       ----------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2 - FINANCIAL INFORMATION

Item 2.01.        Completion of Acquisition or Disposition of Assets.
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                  Camco Financial Corporation, a Delaware Corporation,
("Camco"), completed the acquisition of London Financial Corporation, an Ohio Corporation ("London"), on August 20, 2004 pursuant to the terms and conditions of the Agreement and Plan of Merger dated March 26, 2004, as amended on May 17, 2004 (the "Agreement"), by and among Camco, Advantage Bank, an Ohio savings bank ("Advantage"), London, and The Citizens Bank of London, an Ohio bank ("Citizens"). The acquisition was completed through a two-step process. First, London merged with and into Camco, immediately followed by the merger of Advantage with and into Citizens. As a result of these mergers, Camco acquired all of the equipment and other physical property of London and Citizens, all of which was used in Citizens' banking business. Camco intends to use the assets acquired in the manner utilized by London and Citizens prior to the acquisition. The following is a summary of some of the material terms and conditions of the Agreement.

                  In accordance with the terms and subject to the conditions of the Agreement, each of the outstanding shares of London (other than shares held by London (including treasury shares) or Camco or any of their respective wholly-owned subsidiaries) were canceled and extinguished on August 20, 2004 in exchange for the right to receive, at the election of each London shareholder:
(a) $26.50 in cash, (b) 1.56342 shares of common stock of Camco, or (c) a combination of cash and Camco stock (the "Merger Consideration"). Elections made by London shareholders may be pro rated so that the aggregate cash consideration to be received by London shareholders equals $26.50 multiplied by 50% of the total number of London shares outstanding on August 20, 2004. Camco is using existing cash to fund the cash portion of the Merger Consideration.

                  On August 20, 2004, there were approximately 356,037 shares of London issued and outstanding and 52,900 shares of London subject to outstanding options. On August 20, 2004, each outstanding option to acquire London shares was cancelled and extinguished and converted into the right to receive a cash payment from Camco equal to $16.50 multiplied by the number of vested and unexercised shares subject to such option.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits.
----------------------------------------------------

         (a)      Financial statements of business acquired.

                  The financial statements of the business acquired are not being filed with this Report. Such financial statements, if required, will be filed within 60 days after the date this Report is filed with the Securities and Exchange Commission (the "SEC").




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         (b)      Pro forma financial information.

                  The pro forma financial information is not being filed with this Report. Such financial statements, if required, will be filed within 60 days after the date this Report is filed with the SEC.

         (c)      Exhibits.

                  See Index to Exhibits.




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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 CAMCO FINANCIAL CORPORATION



                                 By:  /s/ Richard C. Baylor
                                      ---------------------------------------
                                      Richard C. Baylor
                                        President and Chief Executive Officer


Date:  September 1, 2004




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                                INDEX TO EXHIBITS
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

   Exhibit
   Number                         Description
   -------                        -----------
      2           Agreement and Plan of Merger, dated March 26,      Incorporated by reference to the Form S-4
                  2004, as amended on May 17, 2004, by and among     Registration Statement filed by Camco with the
                  Camco, Advantage, London and Citizens.             SEC on June 8, 2004, Exhibit 2.

      99          Press Release of Camco Financial Corporation       Included herewith.
                  dated August 20, 2004.





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